PREPAID EXPENSES AND OTHER CURRENT ASSETS (Tables)	9 Months Ended
Sep. 30, 2014
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Schedule of components of prepaid expenses and other current assets

	December 31,	September 30,
	2013	2014

Prepaid film costs on behalf of other investors (i)	2,980	5,807
Rental deposits and prepaid rental expenses	3,268	3,869
Loans and interest receivables from producers of TV series and films (ii)	3,425	2,980
Amounts due from third parties (iii)	2,366	1,887
Prepaid film costs (iv)	2,327	1,319
Deposits paid for acquisition of property and equipment	195	1,115
Promotion and print costs paid on behalf of film producers (v)	953	1,000
Advances to employees	725	701
Interests receivable	63	623
Prepaid advertising expenses	454	262
Prepaid business tax	4	4
Other prepaid expenses	566	793
Total	17,326	20,360

(i)	Prepaid film costs on behalf of other investors represent amounts paid for film production which will be reimbursed by other co-investors.

(ii)

Loans and interest receivables from producers of TV series and films represent the Group’s investments in TV series and films, which have fixed rate of returns ranged from 7.2% to 20%. The balance was net of allowance for doubtful accounts of $148 and $1,685 as of December 31, 2013 and September 30, 2014, respectively.

(iii)	Amounts due from third parties mainly represent amount paid for film production which will be reimbursed by film producers.

(iv)

Prepaid film costs represent amounts paid to secure the service of individuals to be the directors or actors or actresses of films over the next year. Prepaid film costs will be included in the production costs and amortized on a film-by-film basis upon the completion of related films.

(v)

Promotion and print costs paid on behalf of film producers represent amounts paid for promotion and print costs which will be reimbursed by film producers. The balance was net of allowance for doubtful accounts of $5 and nil as of December 31, 2013 and September 30, 2014, respectively.